SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

 CURRENT REPORT

AMENDMENT NO. 1

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 30, 2006

Turnaround Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-28606	22-3387630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 621-2737

Emerge Capital Corp
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K amends and supersedes in its entirety the Current Report which was filed on October 6, 2006 (the “Report”). In the report, Turnaround Partners, Inc. (formerly known as Emerge Capital Corp) indicated that it would file the financial statements and the financial information required under Item 9.01(a) and (b) as soon as practicable. The Company is hereby filing this Amendment No. 1 to Form 8-K to update Item 9.01, Financial Statements and Exhibits and, to include the financial statements of the business acquired and pro forma financial information, both of which were not available at the time of the Report.

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2006, Turnaround Partners, Inc. (the “Registrant”) entered into a Purchase Agreement (the “ Agreement”) with Kipling Holdings, Inc. (the “ Company”) and Timothy J. Connolly, an individual (the “ Selling Shareholder”, and together with the Registrant and the Company, the “ Parties”) and immediately prior to the Agreement, owner of one hundred percent (100%) of the total issued and outstanding capital stock of the Company (the “ Shares”). Pursuant to the Agreement, the Registrant purchased from the Selling Shareholder, and the Selling Shareholder sold to the Registrant, the Shares in exchange for (a) the assumption by the Registrant of all of the liabilities of the Company, (b) the Registrant expanding those certain Existing Anti-Dilution Rights (as such term is defined in the Agreement) held by the Selling Shareholder in the Registrant's Series B convertible preferred stock (the “ Series B Preferred”) post closing and (c) a nominal cash amount equal to the direct costs incurred by the Selling Shareholder in connection with the Agreement. In addition, and in a separate agreement with an individual, the Registrant issued an additional 2,000,000 shares in consideration of the individual’s surrender of his option, rights or other interests whatsoever to purchase any capital stock of Kipling Holdings, Inc. The Company has valued these 2,000,000 at $140,000. Mr. Connolly serves as CEO of the Registrant and therefore (i) the Registrant obtained a third party appraisal of the Company which valued the required asset at Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) more than the liabilities assumed and (ii) the Registrant's other (disinterested) Board member and CFO reviewed and approved this affiliate transaction. Mr. Connolly received no profit from this affiliate transaction. The Agreement had been subject to the written consent of Highgate House Funds, Ltd. (“ Highgate”), which the Company and Highgate reduced to writing effective as of September 30, 2006.

In connection with the expansion of the Existing Anti-Dilution Rights, the (a) Selling Shareholder originally had been obligated to, within five (5) business days following the execution of the Agreement, relinquish all Existing Anti-Dilution Rights by delivering those shares to the Registrant of Series B Preferred held by the Selling Shareholder and the Selling Shareholder's spouse and (b) Registrant originally had been obligated to file with the Secretary of State of the State of Delaware, within five (5) days following the execution of the Agreement, a Certificate of Designation of Series D convertible preferred stock (the “ Series D Preferred”), which such shares of Series D Preferred will have substantially the same powers, designations, preferences and relative, participating, optional and other special rights as the Series B Preferred except that holders of Series D Preferred (including the Selling Shareholder) will receive those Additional Anti-Dilution Rights (as such term is defined in the Agreement) set forth therein. However, on October 5, 2006, the Parties entered into that certain First Amendment to Purchase Agreement whereby the Parties agreed to extend the time in which (y) the Selling Shareholder shall relinquish all Existing Anti-Dilution Rights and (z) the Registrant shall file the Certificate of Designation with the State of Delaware from five (5) days to fifteen (15) business days.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 concerning the closing of the transaction contemplated by the Purchase Agreement is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sale of Equity Securities.

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Audited Financial Statements
Balance Sheet as of December 31, 2005
Statement of Operations for the period December 1, 2005 (inception) to December 31, 2005.
Statement of Changes in Shareholders’ Deficit for the period December 1, 2005 (inception) to December 31, 2005.
Statement of Cash Flows for the period December 1, 2005 (inception) to December 31, 2005.
Notes to Financial Statements for the year ended December 31, 2005.

Unaudited Financial Statements
Balance Sheet as of September 30, 2006.
Statement of Operations for the nine months ended September 30, 2006.
Statement of Cash Flows for the nine months ended September 30, 2006.
Notes to unaudited Financial Statements for the nine months ended September 30, 2006.

(b)	Pro Forma financial Information
Unaudited Pro Forma Balance Sheet as of September 30, 2006
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005.
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006.
Notes to the Unaudited Pro Forma Financial Statements.

(c) Not applicable

(d) Exhibit No.:

99.1
Audited Financial Statements
Balance Sheet as of December 31, 2005
Statement of Operations for the period December 1, 2005 (inception) to December 31, 2005.
Statement of Changes in Shareholders’ Deficit for the period December 1, 2005 (inception) to December 31, 2005.
Statement of Cash Flows for the period December 1, 2005 (inception) to December 31, 2005.
Notes to Financial Statements for the year ended December 31, 2005.

99.2
Unaudited Financial Statements
Balance Sheet as of September 30, 2006.
Statement of Operations for the nine months ended September 30, 2006.
Statement of Cash Flows for the nine months ended September 30, 2006.
Notes to unaudited Financial Statements for the nine months ended September 30, 2006.

99.3
Pro Forma financial Information
Unaudited Pro Forma Balance Sheet as of September 30, 2006
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005.
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006.
Notes to the Unaudited Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December __, 2006	TURNAROUND PARTNERS, INC.

	By:	/s/ Timothy J. Connolly
Name: Timothy J. Connolly Its: Chief Executive Officer

December __, 2006	By:	/s/ Wm Chris Mathers
Name: Wm Chris Mathers Its: Chief Financial Officer

Exhibit Index

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1
Audited Financial Statements
Balance Sheet as of December 31, 2005
Statement of Operations for the period December 1, 2005 (inception) to December 31, 2005.
Statement of Changes in Shareholders’ Deficit for the period December 1, 2005 (inception) to December 31, 2005.
Statement of Cash Flows for the period December 1, 2005 (inception) to December 31, 2005.
Notes to Financial Statements for the year ended December 31, 2005.

99.2
Unaudited Financial Statements
Balance Sheet as of September 30, 2006.
Statement of Operations for the nine months ended September 30, 2006.
Statement of Cash Flows for the nine months ended September 30, 2006.
Notes to unaudited Financial Statements for the nine months ended September 30, 2006.

99.3
Pro Forma financial Information
Unaudited Pro Forma Balance Sheet as of September 30, 2006
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005.
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006.
Notes to the Unaudited Pro Forma Financial Statements.